                                                                EXHIBIT 10.32.10
This instrument, when recorded,
should be returned to:

Robert N. Farrar
Attorney at Law
The Carnegie Building
607 Broad Street, Suite 141
Rome, Georgia  30161-3059

THE PURPOSE OF THIS INSTRUMENT IS TO MAKE TECHNICAL CORRECTIONS TO THAT CERTAIN ROCKY MOUNTAIN AGREEMENTS SECOND REASSIGNMENT AND ASSUMPTION AGREEMENT (P1), DATED DECEMBER 30, 1996, RECORDED IN DEED BOOK ____, PAGE ____, OF THE RECORDS OF THE CLERK OF SUPERIOR COURT OF FLOYD COUNTY, GEORGIA. IT IS THE INTENTION OF THE PARTIES THAT THIS DOCUMENT SUPERCEDE SUCH OTHER DOCUMENT IN ITS ENTIRETY.

================================================================================

                        ROCKY MOUNTAIN AGREEMENTS SECOND
                                  RE-ASSIGNMENT
                            AND ASSUMPTION AGREEMENT
                                      (P1)

                          Dated as of December 30, 1996

                                     between

                       ROCKY MOUNTAIN LEASING CORPORATION,
                                   as Assignor

                                       and

                          OGLETHORPE POWER CORPORATION
                       (AN ELECTRIC MEMBERSHIP GENERATION
                          & TRANSMISSION CORPORATION),
                                   as Assignee

                                 ROCKY MOUNTAIN
                      PUMPED STORAGE HYDROELECTRIC FACILITY

================================================================================

                            ROCKY MOUNTAIN AGREEMENTS
               SECOND RE-ASSIGNMENT AND ASSUMPTION AGREEMENT (P1)

     This ROCKY MOUNTAIN AGREEMENTS SECOND RE-ASSIGNMENT AND ASSUMPTION AGREEMENT (P1), dated as of December 30, 1996 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Rocky Mountain Agreements Second Re-assignment"), between ROCKY MOUNTAIN LEASING CORPORATION, a special purpose Delaware corporation organized under the laws of the State of Delaware (together with its successors and permitted assigns, the "Assignor") and OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION), an electric membership corporation organized under the laws of the State of Georgia (together with its successors and permitted assigns, the "Assignee").

     WHEREAS, Oglethorpe and Georgia Power Company, a corporation organized under the laws of the State of Georgia (together with its successors and assigns, "Georgia Power") own the Rocky Mountain Site as tenants in common under Georgia law;

     WHEREAS, by the Rocky Mountain Agreements, Oglethorpe and Georgia Power established their respective rights and obligations as tenants in common of the Rocky Mountain Site and of all improvements thereafter to be constructed, and all personal property thereafter to be situated, on the Rocky Mountain Site. Such improvements and personal property owned by Oglethorpe and Georgia Power as tenants in common under Georgia law include the Facility;

     WHEREAS, as tenants in common of such real and personal property, Oglethorpe and Georgia Power hold a 74.61% and 25.39% undivided interest, respectively, in such real and personal property, including the right to nonexclusive possession of all such real and personal property, subject to the rights of the other to nonexclusive possession and the terms and conditions of the Rocky Mountain Agreements;

     WHEREAS, pursuant to the Rocky Mountain Agreements Assignment, Oglethorpe has assigned to the Co-Trustee the Assigned Rocky Mountain Interests for a term coterminous with that of the Head Lease;

     WHEREAS, pursuant to the Rocky Mountain Agreements Re-assignment, the Co-Trustee has assigned to the Assignor, the Assigned Rocky Mountain Interests for a term coterminous with that of the Facility Lease;

     WHEREAS, by this Rocky Mountain Agreements Second Re-assignment, the Assignor will assign the Assigned Rocky Mountain Interests to the Assignee for a term coterminous with that of the Facility Sublease.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

     Capitalized terms used in this Rocky Mountain Agreements Second Re-assignment and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement (P1), dated as of December 30, 1996, among the Assignor, the Assignee, the Owner Trustee, the Co-Trustee, the Owner Participant and Utrecht-America Finance Co. The general provisions of Appendix A shall apply to terms used in this Rocky Mountain Agreements Second Re-assignment as specifically defined herein.

SECTION 2. ASSIGNMENT OF ASSIGNED ROCKY MOUNTAIN INTERESTS TO ASSIGNEE.

     The Assignor hereby assigns the Assigned Rocky Mountain Interests to the Assignee. The assignment effected by this Section 2 shall become effective on and as of the Closing Date and shall terminate on the expiration or earlier termination of the Facility Sublease Term.

SECTION 3. ASSUMPTION BY ASSIGNEE.

     The Assignee hereby assumes, and agrees to perform, any and all liabilities and obligations of the Assignor incurred with respect to the Assigned Rocky Mountain Interests. This assumption shall terminate (except with respect to any liability or obligation which has accrued prior to such termination) on the expiration or earlier termination of the Facility Sublease Term.

SECTION 4. AMENDMENTS TO AND ACTIONS UNDER THE ROCKY MOUNTAIN AGREEMENTS.

     The Assignee agrees that it will not, without the prior written consent of the Assignor, the Owner Trustee and the Lender which consents may not be unreasonably withheld, amend, grant a waiver or consent under, or take any action or omit to take any action under the Rocky Mountain Ownership Agreement or the Rocky Mountain Operating Agreement, which could materially, adversely affect the value, utility or useful life of the Facility or the interest of the Assignor or the Owner Participant therein, unless such amendment, waiver, consent, action or inaction is required by law. The parties hereto agree that any grant of a waiver by Assignee of an assignment by Georgia Power of its independent dispatch rights under Section 7.02 of the

Rocky Mountain Operating Agreement without an assignment of Oglethorpe's independent dispatch rights under such section to the Owner Trustee could materially adversely affect the interest of the Owner Participant.

SECTION 5. SECURITY FOR ASSIGNOR'S OBLIGATION TO THE LENDER.

     In order to secure all amounts payable by and all obligations to be performed by the Assignor under the Facility Lease, the Assignor will assign for security purposes its rights under this Rocky Mountain Agreements Second Re-assignment to the Facility Lessor pursuant to the Facility Sublease Assignment Agreement. In order to secure the Secured Indebtedness, the Facility Lessor's right, title and interest in the Facility Sublease Assignment Agreement will be assigned by the Facility Lessor to the Lender pursuant to the Loan Agreement and the Deed to Secure Debt. The Assignee hereby consents to such assignments and the creation of such Liens and acknowledges receipt of copies of the Facility Sublease Assignment Agreement, the Loan Agreement and the Deed to Secure Debt, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. Unless and until the Assignor shall have received written notice from the Lender that the assignment pursuant to the Facility Sublease Assignment Agreement, the Loan Agreement and the Deed to Secure Debt have been fully terminated the Lender shall have the right to exercise the rights of the Assignor under this Rocky Mountain Agreements Second Re-assignment to the extent set forth in the Facility Sublease Assignment Agreement and subject in each case to the exceptions set forth in the Loan Agreement and the Deed to Secure Debt.

SECTION 6. MISCELLANEOUS.

     Section 6.1. Amendments and Waivers. No term, covenant, agreement or condition of this Assignment and Assumption may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

     Section 6.2. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or
(c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party and copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by written notice to the other parties:

If to the Assignor:

        Rocky Mountain Leasing Corporation
        c/o Corporation Trust Center
        1209 Orange Street, Room 123
        Wilmington, Delaware 19801

        Facsimile No.:  (302) 658-5459
        Telephone No.:  (302) 777-0250

        with copies to:

        Sutherland, Asbill & Brennan, L.L.P.
        999 Peachtree Street, N.E.
        Atlanta, Georgia 30309-3996

        Facsimile No.:  (404) 853-8806
        Telephone No.:  (404) 853-8000
        Attention:  Cada T. Kilgore, III

        to the Owner Participant:

        Philip Morris Capital Corporation
        800 Weschester Avenue
        Rye Brook, New York  10573-1301

        Facsimile No.:  (914) 335-1297
        Telephone No.:  (914) 335-5000
        Attention:  Vice President, Leasing with a copy to
                    Director, Portfolio Administration

        and to the Lender:

        Utrecht-America Finance Co.,
        c/o Rabobank Nederland, New York Branch
        245 Park Avenue
        New York, New York  10167-0062

        Facsimile No.:  (212) 916-7880

        Telephone No.:  (212) 916-7864
        Attention:  General Counsel's Office

If to the Assignee:

        Oglethorpe Power Corporation
        2100 East Exchange Place
        Tucker, Georgia  30085-1349

        Facsimile No.:  (770) 270-7325
        Telephone No.:  (770) 270-7920
        Attention:  Vice President - Finance

     Section 6.3. Survival. Except as expressly set forth herein, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Rocky Mountain Agreements Second Re-assignment.

     Section 6.4. Successors and Assigns.

          (a) This Rocky Mountain Agreements Second Re-assignment shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns as permitted by and in accordance with the terms hereof.

          (b) Except as expressly provided herein or in any other Operative Document, the Assignor may not assign or transfer any of its interests herein without the consent of the Assignee. Except as expressly provided in the Operative Documents, the Assignee may not assign its interests herein without the consent of the Assignor and the Owner Trustee.

     Section 6.5. Governing Law. This Rocky Mountain Agreements Second Re-assignment shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance, except to the extent the law of the State of Georgia is mandatorily applicable.

     Section 6.6. Severability. If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

     Section 6.7. Counterparts. This Rocky Mountain Agreements Second Re-assignment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one instrument.

     Section 6.8. Headings. The headings of the sections of this Rocky Mountain Agreements Second Re-assignment are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 6.9. Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Rocky Mountain Agreements Second Re-assignment.

     Section 6.10. Effectiveness of Rocky Mountain Agreements Second Re-assignment. This Rocky Mountain Agreements Second Re-assignment has been dated as of the date first above written for convenience only. This Rocky Mountain Agreements Second Re-assignment shall be effective on the date of execution and delivery by each of the Assignee and the Assignor.

     Section 6.11. Measuring Life. If and to the extent that any of the rights and privileges granted under this Rocky Mountain Agreements Second Re-assignment, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Rocky Mountain Agreements Second Re- assignment, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of this Rocky Mountain Agreements Second Re-assignment, of the following Presidents of the United
States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H.W. Bush and William J. Clinton or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Rocky Mountain Agreements Second Re-assignment, whichever of (a) and (b) is shorter.

     IN WITNESS WHEREOF, the parties hereto have caused this Rocky Mountain Agreements Second Re-assignment to be duly executed by their respective officers thereunto duly authorized.

                          ROCKY MOUNTAIN LEASING
                          CORPORATION,
                              as Assignor

                          By: /s/ Eugen Heckl
                              -----------------------------------------
                              Name:  Eugen Heckl

                              Title:  Vice President
                              Date:   December 30, 1996

Signed and delivered
in the presence of:

/s/ Leonard Scott
-----------------------
Unofficial Witness

/s/ David M. Boehm
-----------------------
Notary Public

My Commission Expires: March 16, 1998
[Notary Seal]          ---------------

                             OGLETHORPE POWER CORPORATION
                             (AN ELECTRIC MEMBERSHIP
                             GENERATION & TRANSMISSION
                             CORPORATION),
                                 As Assignee


                             By: /s/ T. D. Kilgore
                                 -------------------------------
                                 Name:  T. D. Kilgore

                                 Title: President and CEO
                                 Date:  December 30, 1996

Signed and delivered
in the presence of:

/a/ Gary M. Bullock
-----------------------
Unofficial Witness


/s/ David M. Boehm
-----------------------
Notary Public

My Commission Expires: March 16, 1998
[Notary Seal]          --------------

                          SCHEDULE TO EXHIBIT 10.32.10

  ROCKY MOUNTAIN AGREEMENTS SECOND RE-ASSIGNMENT AND ASSUMPTION AGREEMENT (P1)

     The following table indicates for each transaction the name of the corresponding Owner Participant:

      Agreement    Date                   Owner Participant
      ----------   ------------------     --------------------------------------
      P1           December 30, 1996      Philip Morris Capital Corporation

      P2           January 3, 1997        Philip Morris Capital Corporation

      F3           December 30, 1996      First Chicago Leasing Corporation

      F4           December 30, 1996      First Chicago Leasing Corporation

      N5           December 30, 1996      NationsBanc Leasing & R.E. Corporation

      N6           January 3, 1997        NationsBanc Leasing & R.E. Corporation